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                                                                   EXHIBIT 10.71

  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
             EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.



                                   AMENDMENT
                                     TO THE


                       DEVELOPMENT AND LICENSE AGREEMENT




                                    BETWEEN


                            Boehringer Mannheim GmbH
                            Sandhofer Str. 116
                            68305 Mannheim
                            Federal Republic of Germany
                            (hereinafter referred to as "BM")



                                      and



                            Genetics Institute, Inc.
                            87 CambridgePark Drive
                            Cambridge, Massachusetts 02140
                            USA
                            (hereinafter referred to as "GI")

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WHEREAS,

Parties have entered on October 8, 1985 in the Development and License Agreement (the "DLA", and as subsequently amended, the "Agreement"), and

WHEREAS,

Parties have, among other amendments, amended that Agreement on March 8, 1994, and

WHEREAS,

The amendments include, without limitation, agreements executed by parties for the extension of Territories to Korea on March 24, 1995 and China on October 27, 1993 as well as the Serum Free License Attachment of May 30, 1991, and

WHEREAS,

GI has agreed on October 27, 1993 to negotiate in good faith to reacquire from Chugai rights to sell EPO in Mexico, Canada, Malaysia, the Philippines, Thailand, Vietnam, Burma, Taiwan, Hong Kong, Australia and New Zealand. Upon obtaining such rights for any such country, GI shall, subject to the prior right of first refusal of American Home Products Corporation, offer to license EPO to BM in such country on terms to be negotiated. BM shall have sixty (60) days to accept any such offers from GI, and GI shall not offer such rights to any third parties, other than American Home Products Corporation, without having first offered such rights to BM. Any such offer to a third party, other than American Home Products Corporation, shall not be on terms which, taken as a whole, are more favorable to the third party than the terms offered to BM for such rights, and

WHEREAS,

Parties now intend to further extend the Territory covered by the existing agreements to other countries and further amend the Agreement.

Now therefore the Parties agree as follows:

                               ART. 1 DEFINITIONS

All terms not expressly defined in this Amendment shall have the meaning assigned to such terms in the Agreement:

"TERRITORY" shall mean the countries and territories listed in Attachment under A.





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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

"ADDITIONAL TERRITORY" shall mean the countries and territories listed in Attachment under B.

                           ART. 2 TRANSFER OF RIGHTS

GI shall proceed diligently to obtain from Chugai the return on a country by country basis of all license rights Chugai may hold with respect to EPO in all Additional Territories (other than ****** to which Chugai will retain certain rights, as described below in Art. 3, Section 9) as listed in Attachment under B as expeditiously as possibly and with the target date of December 31, 1995, but, with the exception of ******, definitely in the first half of 1996. The parties acknowledge that GI cannot guarantee the return of ****** from Chugai.

GI shall keep BM informed on the progress of its negotiations with Chugai and the results thereof.

Once rights concerning the above countries and territories have been returned to GI by Chugai, such rights in such countries and territories shall, subject to the prior right of first refusal of American Home Products Corporation, be added to, and form an integral part of, the Agreement as Additional Territory. Such rights shall be licensed exclusively to BM by GI pursuant to the Agreement, subject to Art. 3, Sections 9 and 10 of this Amendment.

                     ART. 3 BENCHMARK AND ROYALTY PAYMENTS

In consideration of GI's diligent efforts to have the countries added as Additional Territory in the Attachment under B transferred to BM and the related activities undertaken by GI, BM shall pay to GI fees in the amounts and periodical installments as set forth below.

1. BENCHMARK PAYMENTS

   Signature of this Amendment and transfer
   of rights to any applicable patents
   and know-how concerning the countries
   and territories listed under Far East
   in Attachment under B                                ** million US$

   Transfer of rights to any applicable patents
   and know-how and approval of Licensed
   Products with respect to the first of
   ****** or ****** or ******                           ** million US$

   Transfer of rights to any applicable
   patents and know-how and approval of Licensed





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 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
        EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

  Products with respect to the second of
  ****** or ****** or ******                            ** million US$

  Transfer of rights to any applicable patents
  and know-how and approval of  Licensed
  Products with respect to the third
  of ****** or ****** or ******                         ** million US$
                                                        --------------
                                                        ** million US$

Payments for each benchmark shall be due only in case such benchmark is completed.

2. ROYALTIES

With respect to all Net Sales made in the Additional Territory by BM, its affiliates and sublicensees of Licensed Products and Licensed Compounds, BM shall pay GI the following earned royalties in lieu of any other royalties payable to GI pursuant to the Agreement:

    AGGREGATE ANNUAL NET SALES IN THE ADDITIONAL
    TERRITORY                                           ROYALTY RATE
    for sales up to *** million US$                         **%
    for sales portion exceeding *** million US$
    up to *** million US$                                   **%
    for sales portion exceeding *** million US$
    up to *** million US$                                   **%
    for sales portion exceeding *** million US$             **%

Such royalties shall be payable on a country-by-country basis for the life of the Patent Rights in the country of manufacture, use or sale or for a period of ten years after the first bona fide commercial launch in each such country in the Additional Territory, whichever is longer.

Under no circumstances shall BM be obliged to pay more than one royalty regardless whether several Patent Rights and/or Patent Rights in several countries are involved and the royalty rate indicated above shall also cover the manufacturing royalty which would otherwise be payable under Section 8.2 of the DLA as well as the serum free royalty under Section 6.1 of the Serum Free Attachment as of May 30, 1991.

3. CREDIT OF PAYMENTS.

From January 1, 1999 on, *** of the payments made under Section 1 of this Article shall be creditable against up to *** of the royalties otherwise due and thereafter payable under Section 2 of this Article.





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4. UNFINISHED LICENSED PRODUCTS.

BM shall not be permitted to sell unfinished Licensed Compounds or Licensed Products to a distributor in the Additional Territory that is not an Affiliate of BM. GI will, however, agree to further amend the Agreement to permit BM to make such sales provided that BM agrees to pay GI royalties on such sales in a dollar amount no less than the dollar amount that would otherwise be payable to GI in the event of an arms length sale of the same number of international activity units of finished Licensed Products by BM to an unaffiliated third party.

5. PATENT PROSECUTION, MAINTENANCE AND ENFORCEMENT.

From the effective date of this Amendment, BM shall pay all costs, fees and expenses relating to any application for, or the preservation, defense, maintenance and/or enforcement of, any GI Patent Rights in the Additional Territory (subject to GI's option under Section 5.8 of the Agreement to contribute to and share in the rewards of Infringement Suits). Such costs, fees and expenses shall not be recoverable from royalties escrowed pursuant to
Section 5.8 of the Agreement.

6. ROYALTY WITHHOLDING OR REDUCTION.

GI's royalties on Net Sales in the Additional Territory shall not be reduced or withheld for any reason, including pursuant to Sections 5.8 or 7.6 of the Agreement.

7. INDEMNITY.

BM shall indemnify and hold GI harmless from any claims, liabilities or damages for infringement of patent rights of third parties (and any legal fees, costs or expenses relating thereto) relating to or arising out of BM's exploitation of rights in the Additional Territory granted pursuant to this Amendment.

8. WARRANTY DISCLAIMER.

GI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO A WARRANTY THAT THE EXPLOITATION OF ANY RIGHTS LICENSED BY ADDING THE ADDITIONAL TERRITORY HEREUNDER WILL BE FREE FROM CLAIMS BY THIRD PARTIES OF PATENT INFRINGEMENT.

9. LIMITATIONS ON EXCLUSIVE RIGHTS IN THE ADDITIONAL TERRITORY.

GI's grant of exclusive rights to BM pursuant to the Agreement shall be subject to the following:





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 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
        EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

   a. Chugai retains, subject to the restrictions in paragraph c., below, a non-exclusive license to make, have made, use and sell Licensed Products in ******, without the right to grant further sublicenses.


   b. Chugai has represented to GI that there are no outstanding sublicenses granted to any third parties to make, use or sell Licensed Products in
        ******.

   c. Chugai has agreed not to *************** or ******* Licensed Products in ******, except i) upon the expiration of its EPO Patent Settlement with Kirin Brewery or ii) in conjunction with the manufacturing and sale of Licensed Products in the ************* by Chugai or its Affiliates.

GI agrees that in the event Chugai or its affiliates exercise their rights to sell Licensed Products in ******, the Net Sales in the Additional Territory upon which royalties are payable by BM to GI pursuant to Section 2, above, shall be reduced by an amount equal to the ******************************* *************** in each calendar year by ****** or its affiliates in ****** multiplied by the Net Sales of Licensed Products of ** in ****** in such year.

10. RIGHTS OF AMERICAN HOME PRODUCTS CORPORATION.

To facilitate the agreement of American Home Products Corporation to waive its rights of first refusal, BM agrees that in the event BM elects to market or distribute the Licensed Products in the Additional Territory through an unaffiliated third party who is not specialized in the field of dialysis, it shall first offer such opportunity to American Home Products Corporation ("AHP"). BM shall discuss its offer in good faith with AHP, and in the event BM and AHP are unable to reach agreement, BM shall not offer more favorable terms to an unrelated third party who is not specialized in the field of dialysis without first re-offering such terms to AHP.


            ART. 4 AMENDMENTS TO THE AGREEMENT WITH RESPECT TO THE
                                  TERRITORY
                        (EXCEPT SOUTH KOREA AND CHINA)

This Article 4 is applicable only to the countries in the Territory other than South Korea and the Peoples Republic of China. The provisions applicable to Korea and the Peoples Republic of China are set forth in the Agreement as previously amended generally and with respect to these countries.





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 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
        EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

1. PROSECUTION AND SETTLEMENT OF INFRINGEMENT SUITS AGAINST THIRD PARTIES.

The parties agree that BM is the Lead Party in all Infringement Suits in the Territory filed prior to January 1, 1996 and that BM shall be the Lead Party in all future Infringement Suits which it determines to file in its discretion.
GI shall not initiate any Infringement Suits without the prior written consent of BM, and GI waives its right to consent to the settlement of any Infringement Suits in the Territory under Section 5.8 of the Agreement.

In consideration of the minimum royalty rate provided for in Section 4, below, and except as expressly provided in Section 3, below, ********* its ****** to ***************** from ** on future Net Sales of ***** based on a sublicense granted by ** to ***** in any country in the Territory in which BM ******* on the ************** Licensed Products in good faith which are subject to earned royalties under the Agreement.

2. PATENT PROSECUTION, MAINTENANCE AND ENFORCEMENT.

Effective January 1, 1996, BM shall pay (without reimbursement from GI or from funds escrowed pursuant to Section 5.8 of the Agreement) all costs, fees and expenses relating to any application for, or the preservation, defense, maintenance and/or enforcement of, any GI Patent Rights in the Territory.

3. TERMINATION OF THE ESCROW PROVISIONS.

Effective January 1, 1996, BM shall cease to withhold royalties (including, but not limited to, royalties payable on Net Sales in the fourth calendar quarter of 1995) pursuant to Section 5.8 of the Agreement. Effective January 1, 1996, BM shall assume and pay (without reimbursement from GI or from funds escrowed pursuant to Section 5.8 of the Agreement) all of the expenses, costs fees and other charges incurred by BM in the Territory in connection with any of the existing or future Infringement Suits. These expenses, costs, fees and other charges shall include all amounts which, in the absence of this Amendment, would have otherwise been payable out of the escrow account pursuant to Section
5.8 of the Agreement.

BM shall release to GI from the escrow account US$ 8,000,000 within 30 days of the effective date of this Amendment, which represents the portion of the outstanding escrow account balance that the parties have conclusively agreed shall no longer be available for the reimbursement of Infringement Suit expenses. The balance of the escrow account shall be applied first toward reimbursing (without interest) BM's previously unreimbursed





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 CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
        EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

reasonable costs and expenses of prosecuting Infringement Suits prior to January 1, 1996, based on bills approved by GI, and the remaining escrow account balance shall be paid to GI with no further obligation for contributions from GI. The parties shall use their best efforts to review and approve or disapprove bills so that the remaining balance of the escrow account can be distributed not later than July 31, 1996.

Any damages, royalties, settlement fees or other consideration received by BM as a result of an Infringement Suit in the Territory initiated prior to January 1, 1996, shall be allocated between BM and GI in proportion to their respective contributions to the fees, costs and expenses of each such suit or proceeding as provided for in Section 5.8 of the Agreement, with payment or reimbursement of BM's fees, costs, and expenses from the escrow account being considered a contribution by GI to such fees, costs and expenses, and with the understanding that GI has no further obligation to finance such proceedings pursuant to
Section 5.8 of the Agreement.

4.   ROYALTY ADJUSTMENT.

Notwithstanding the provisions of the Agreement, effective January 1, 1996, GI's royalty rate in the Territory shall be *** of Net Sales and shall not be reduced for any reason, including but not limited to, a reduction or withholding pursuant to Section 5.8 or 7.6 of the Agreement. Such royalty rate shall not be further increased pursuant to Section 8.2 of the Agreement or
Section 6.1 of the Serum Free Attachment. Such royalty shall be payable on all sales of erythropoietin products by BM regardless of source, provided that such erythropoietin products embody or utilize any of the Know-How or would have been covered by one or more of the claims of the Patent Rights as they exist on the effective date of this Amendment. Upon expiration of such *** royalty, the royalties payable on Net Sales pursuant to the Serum Free Attachment shall survive in accordance with the terms of the Serum Free Attachment.


                                ART. 5 DISPUTES

    The parties will negotiate in good faith to resolve any future disputes under Section 5.8 of the Agreement. If any such dispute is not resolved through negotiation within thirty (30) days following issuance by either party of written notice of an intent to arbitrate, the parties will jointly submit the issue to expedited arbitration before a single arbitrator appointed by the Chairman by the Zurich Chamber of Commerce. Except as provided to the contrary by this paragraph, Section 10.4 of the Agreement shall apply to the Arbitration.






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                             ART.  6 MISCELLANEOUS

This Amendment is an amendment to the existing Agreement, i.e., the Development and License Agreement as amended through the date hereof. In the event of any inconsistencies between this Amendment and the Agreement, the Agreement shall receive precedence over the Amendment except as expressly set forth herein. All other terms and conditions of the Agreement shall remain in full force and effect.

In witness thereof, the parties hereto have caused this Attachment to be executed as a sealed instrument in their names by their properly duly authorized officers and representatives as of the date of the last signature hereto.

This Amendment shall become effective as of the date of the last signature of the parties.

Mannheim                           Cambridge

Boehringer Mannheim GmbH           Genetics Institute, Inc.


By: /s/ Erich Hunziker             By:  /s/ Tuan HaNgoc
   ----------------------             ----------------------

Name:  Erich Hunziker              Name:  Tuan HaNgoc
   ----------------------             ----------------------

Title: Member of the               Title: Executive Vice
   ----------------------             ----------------------

      Executive Board                     President
   ----------------------             ----------------------

Date:   8/1/1996                   Date:   19 January 1996
   ----------------------             ----------------------





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                                   Attachment
                                   ----------

A.   TERRITORY

COUNTRIES A
-----------

United Kingdom, Ireland, Norway, Sweden, Finland, Denmark, Iceland,
Federal Republic of Germany, Netherlands, Belgium, Luxembourg, France, Spain, Portugal, Italy, Monaco, San Marino, Switzerland, Liechtenstein, Austria, Greece.


COUNTRIES B
-----------

Cuba, Haiti, Dominican Republic, Jamaica, Trinidad, Tobago, Dutch
Antilles, Venezuela, Columbia, Peru, Ecuador, Surinam, Belize, French
Guayana, Brazil, Bolivia, Paraguay, Uruguay, Argentina, Chile, Panama, Costa Rica, Nicaragua, Honduras, El Salvador, Guatemala, Transkei, Oapi, Namibia, Zanzibar, Marocco, Algeria, Tunisia, Libya, Egypt, Sudan, Mali, Gambia, Guinea, Sierra Leone, Liberia, Ghana, Nigeria, Zaire, Ivory Coast, Cameroun, Angola, Mozambique, Ethiopia, Somalia, Kenia, Uganda, Tanzania, Mauritius, Zambia, Zimbabwe, Malawi, Republic of South Africa, Cyprus, Turkey, Lebanon, Syria, Iraq, Iran, Israel, Jordan, Saudi-Arabia, Kuwait, Bahrain, Qatar, United Arab Emirates, Oman, North and South Yemen, Afghanistan.


COMECON COUNTRIES
-----------------

German Democratic Republic, Czechoslovakia, Hungary, Poland,
Yugoslavia, Albania, Bulgaria, Romania, Soviet Union (USSR)


Peoples Republic of China, South Korea






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B.   ADDITIONAL TERRITORY
     --------------------

FAR EAST
--------

Australia, Hong Kong, Indonesia, Cambodia, Laos, Malaysia, Myanmar (Burma), New Zealand, Philippines, Singapore, Sri Lanka, Taiwan,
Thailand, Vietnam, Papua New Guinea

OTHER ADDITIONAL TERRITORY
--------------------------

******, Canada, Nepal, Mongolic People's Republic*, North Korea*,
India, Bangladesh, Pakistan

--------------------------
* Subject to the restrictions imposed under the Agreement on COMECON countries to the extent required under applicable United States export laws.





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